CONFIDENTIAL TREATMENT REQUESTED UNDER
C.F.R SECTIONS 200.80(b)(4), 200.83, 230.406 AND
5 U.S.C.A. § 522(b)(4).

*** INDICATES OMITTED MATERIAL THAT IS THE
SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED
SEPARATELY WITH THE COMMISSION.

Binding Memorandum of Agreement

Term for all Agreements (Supply Agreement, Operations Agreement and Sublease):

June 1, 2008 – May 31, 2013

  1st Renewal (through May 31, 2016) unless cancelled by either party in writing no later than May 31, 2012.

  2nd Renewal (through May 31, 2018) unless cancelled by either party in writing no later than May 31, 2015

Volume:

Innophos, Inc. (“IUS”) (as to US supplies from its Chicago Heights plant (“CH”)) and its affiliate, Innophos Mexicana S.A. de C.V. (“IM”) (as to Mexican supplies) (IUS and IM collectively referred to as “Innophos”) agree to supply and CP agrees to purchase *** of CP’s dicalcium phosphate (“DCP”) *** United States, Canada, Mexico, Guatemala and Venezuela. The approximate 2009 annual volume is *** MT. Volumes for CP facilities in Columbia and Argentina are ***. Volume for Argentina and Columbia in 2009 is estimated to be ***.

Innophos Mexicana, S.A. de C.V., (“IM”) agrees to supply from its Mission Hills location (“MH”) a volume ***. It is agreed that CP will purchase ***. If CP’s orders on IM exceed *** and according to IM’s necessary lead times and Innophos cannot supply the volume from either IM or IUS then ***. If in any year CP’s *** from IM for the locations mentioned above falls below ***. Unless the context requires otherwise, all references to a year shall mean a calendar year, and any amounts based upon a year shall be prorated in the case of a short year (e.g. the first and last year of the term). For the purpose of validating the annual consumption, the first year will be January 1, 2009 – December 31, 2009.

Mission Hills *** is located on Schedule 4. Both parties agree that the remaining *** in Schedule 4 of *** shall be paid by CP to IM ***. This reflects a *** on Schedule 1. CP agrees that if the agreement is terminated prior to the full *** within 30 days after the end of the year in question.

If CP’s volume from IM falls below ***, Innophos has the option to cancel the agreement with (12) months prior notice. All technology and equipment shall remain the exclusive property of Innophos.

Should the agreement expire or be terminated, CP shall provide Innophos (and its contractors and equipment) immediate and necessary free access to CP land and the Innophos unit in order to dismantle, recover and/or relocate plant and equipment to the extent necessary for Innophos to discharge its rights and obligations therefore under the existing Agreements (“Access”). CP acknowledges that for the purposes of equitable remedies, denial of such Access would cause Innophos irreparable harm, and that Innophos shall be entitled to equitable relief from any court of competent jurisdiction, including an order requiring such access be granted. Innophos will be given up to 9 months to dismantle, recover and/or relocate plant and equipment, commencing the first day following the end of the notice of termination period, with an option for a one time extension of up to 3 additional months, after which CP has the right to deny Access.

IUS agrees to supply from its Chicago Heights location a volume of ***. It is understood that the purchases by CP from Chicago Heights will be ***, Unless otherwise agreed to by both parties, with the purpose of base loading ***.

IUS and CP agree to use commercially reasonable efforts to address any plant audit findings for both Chicago Heights and Mission Hills throughout the course of this agreement. Any findings which require capital and or ongoing additional expense will be discussed between the parties. The parties will endeavor to reach a mutually agreeable solution to any unreconciled outstanding audit findings.

*** above for IM and IUS will cover a one year period (Jan 1st through Dec 31st) for every year in the term of the agreement. See examples in SCHEDULE 5. *** due Innophos will be paid by CP within 30 days of invoice.

***.Should CP consumption fall below the agreed annual volume by >10% after the first full year of the agreement, CP will pay ***

Should the volume *** CP exceed the agreed upon yearly estimate by greater than 10% for the locations agreed upon for the given year, ***. To the extent Innophos does not supply the CP *** above the agreed to estimate, CP would be permitted to purchase additional DCP from alternative suppliers, ***.

CP to provide on or before the 10th day of each month a rolling 6 month forecast for the next six months by country starting January 1st 2009. These forecasts being provided to Innophos are CP’s best estimate of forward demand and should no way be considered to be 100% accurate.

In case CP’s actual usage is significantly lower than forecast, Innophos agrees to ***. Any additional *** will be invoiced to CP and paid within 30 days at the full sale value plus warehousing charges at Innophos’ then current price. Innophos Chicago Heights will target ***.

CP understands and agrees that in order for IM ***. To accomplish this rate CP shall provide best efforts introducing predictive and preventive maintenance programs and granting the required labor days to assure the ***. The parties further agree that CP’s maximum monthly orders on IM should not exceed ***. Any DCP in excess of *** which may be produced at Mission Hills will be made available to CP at Innophos’ then current contract price.

Colgate Relocation and Reformulation Clause

If CP elects to relocate its manufacturing sites away from current locations and/or chooses to reformulate to a substitute abrasive or reduce current DCP formula levels that will have substantial adverse impact *** on the overall ***, CP will provide Innophos a 12 month prior written notice to Innophos, with the exception of the 1st year of the agreement (January 1 2009 –December 31 2009) where CP may provide a 3 month notice of up to a 10% reduction in the yearly demand due to reformulation.

Commencing the 2nd year (starting January 1, 2010) of the agreement, if less than a 12 month written notice is provided, CP will provide Innophos *** a payment equal to ***. If either the relocation or reformulation situation should occur reducing volumes below ***, CP is to provide Innophos immediate and necessary Access as described above.

Pricing

Effective June 1, 2008 the price of *** will be as set forth on the attached Schedule 1 (Mission Hills) and Schedule 2 (Chicago Heights). The price ***.

*** produced at either Mission Hills or Chicago Heights shall be *** Schedule 1 and 2 plus any additional ***

Innophos Capital Improvement Projects

Should Innophos make ***

Innophos and CP agree to evaluate and take a decision on the expansion of the MH facility to accommodate CP’s ***. Both Parties agree to develop a plan for evaluation and take a decision by the end of 2009 or a date mutually agreed by both parties.

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All *** stated in this memorandum of agreement are applicable only upon the signing of this agreement, and will be payable 30 days after the end of each calendar year.

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  All payments shall be in US Dollars

  As under the current agreement, Innophos shall have the right to charge interest at the rate of *** for payments beyond the due date (as per the existing master MH contract).

Upon reasonable advance written notice, CP will have the right to a mutually agreed independent third party audit at its own cost should the *** charged to CP be suspected to be inconsistent with the agreement with regard to ***. The auditor shall execute a commercially reasonable confidentiality agreement prior to beginning the audit, shall report overall conclusions to the parties without revealing Innophos’ contract provisions or ***.

CP and Innophos agree to quarterly meetings a minimum of 30 days prior to the start of each new calendar quarter to ***

All shipments from Mission Hills will be covered under the existing terms and conditions of the existing Mission Hills agreements. All shipments from Chicago Heights will be covered under Innophos Inc. Standard Terms and Conditions of sale. Both the above terms and conditions will remain in force for the entire duration of this agreement or until a time when new terms and conditions are mutually agreed upon and executed through the signing of a new agreement.

This binding agreement will be used to finalize the definitive agreements to be executed by both parties.

By: Colgate	By: Innophos

Name: ________________________	Name: ________________________
Title: _________________________	Title: _________________________
Signature: _____________________	Signature: ______________________
Date: ________________________	Date: _________________________

SCHEDULE 1

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SCHEDULE 2

CHICAGO HEIGHTS PRICING

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SCHEDULE 3

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SCHEDULE 4

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SCHEDULE 5

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